Supplement dated January 4, 2016

to the Statement of Additional Information (“SAI”) dated May 1, 2015,

as supplemented, for the following Funds:

Funds
WANGER ADVISORS TRUST Wanger International Wanger USA Wanger International Select Wanger Select

The SAI for the Funds is hereby supplemented, effective immediately, to reflect that:

(1)	Effective December 2, 2015, David L. Frank, CFA, replaced Robert A. Chalupnik, CFA, as the co-portfolio manager of Wanger Select.

(2)	Effective December 9, 2015, the Funds’ board of trustees appointed Thomas P. McGuire as the Chief Compliance Officer (“CCO”) of the Funds. Mr. McGuire has served as Vice President of Asset Management Compliance at Columbia Management Investment Advisers, LLC (“Columbia Management”) since 2010 and has served as CCO of the Columbia family of mutual funds for which Columbia Management serves as investment adviser since 2012.

(2)	The second paragraph within the section entitled About the Funds’ Investments — Borrowings is deleted and replaced in its entirety with the following:

The Trust, together with Columbia Acorn Trust (CAT), has entered into a revolving credit facility agreement (the Line of Credit) with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Funds and the series of CAT (together, the Participating Funds) may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Line of Credit is a collective agreement among the Participating Funds, severally and not jointly, and permits the Participating Funds to borrow up to an aggregate commitment amount of $400 million (the Commitment Limit) at any time outstanding, subject to asset coverage and other limitations as specified in the Line of Credit. Each Fund may borrow up to the maximum amount allowable under its current Prospectus and this SAI, subject to various other legal, regulatory or contractual limits. See About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies.

Borrowing results in interest expense and other fees and expenses for the Funds that may impact the Funds’ net expense ratios. The costs of borrowing may reduce Fund returns. Interest is charged to each Participating Fund based on its borrowings at an annual rate equal to the Federal Funds Rate plus 1.00%. In addition, an annual commitment fee of 0.08% of the unutilized Line of Credit is accrued and apportioned among the Participating Funds based on their relative net assets. The availability of assets under the Line of Credit can be affected by other Participating Funds’ borrowings under the agreement. As such, a Fund may be unable to borrow (or borrow further) under the Line of Credit if the Commitment Limit has been reached.

Shareholders should retain this Supplement for future reference.

S-6520-7 A(1/16)